                                                                    EXHIBIT 10.4



                                                         Reference # ___________



                             MAINTENANCE AGREEMENT
                             ---------------------


AGREEMENT made and entered into this 1st day of July 1999 between IPC Information Systems, Inc. and International Exchange Networks, Ltd. ("Subscriber"), concerning IPC Information Systems, Inc.'s service and maintenance of the equipment described in Addendum A ("Equipment"), located at 88 Pine Street, New York, NY 10005 in accordance with the following terms and conditions:

     1. MAINTENANCE SERVICES: IPC Information Systems, Inc. shall for a period of five years from the date hereof have the sole and exclusive right and obligation to service and maintain the Equipment viz, keep the Equipment in good order and repair and furnish all material and labor necessary for that purpose, replace any part of the Equipment which may prove to be defective, and otherwise keep the Equipment in proper condition for use, excluding, however, service and maintenance of "tie lines" or any other equipment which is the property or responsibility of the telephone system having jurisdiction thereover under separate agreement with Subscriber, or under law. As used herein the term "service and maintenance" specifically excludes the installation, removal, renovation, or change in the Equipment, in any other equipment, or the repair of, or service or maintenance to, the Equipment, necessitated by casualty or the willful or negligent acts of Subscriber, its agents, servants, or employees. If IPC Information Systems, Inc.'s services are required for such non-included services, the same shall be subject of a separate agreement for which IPC Information Systems, Inc. shall have a right of first refusal.

     2. PAYMENT TERMS: Payment terms are described in Addendum A. All payments due to IPC Information Systems, Inc. hereunder shall be subject to all applicable federal, state and local taxes.

     3. RENEWAL: This agreement is renewalable under the terms and conditions described in Addendum (N/A).

     4. SUSPENSION OF OBLIGATIONS OF IPC INFORMATION SYSTEMS, INC.: In the event IPC Information Systems, Inc. is prevented from performing this agreement by circumstances beyond its control, including without limitation, labor disturbances, strikes, lockouts, fire, explosion, water, flood, acts of God, war or other hostilities, civic commotion, governmental acts, orders or regulations, inability or difficulty in obtaining parts, supplies, or Labor, or refusal of Subscriber's landlord or any public utility or telephone company to cooperate with IPC Information Systems, Inc.'s obligations under this agreement shall be suspended during the period of such disability without liability to Subscriber.

     5. ACCESS TO EQUIPMENT: Subscriber agrees to make the Equipment available to IPC Information Systems, Inc.'s duly authorized representatives during regular business hours, and shall furnish such representatives with all information requested regarding the Equipment.

     6. LIMITATION OF LIABILITY: IPC INFORMATION SYSTEMS, INC. SHALL NOT BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES FOR LOSS, DAMAGES, OR EXPENSES DIRECTLY OR INDIRECTLY ARISING FROM SUBSCRIBER'S USE OF THE EQUIPMENT, OR ARISING FROM SUBSCRIBER'S INABILITY TO USE THE EQUIPMENT EITHER SEPARATELY OR IN COMBINATION WITH OTHER EQUIPMENT, OR ARISING FROM ANY OTHER CAUSE.

     7. ADDITIONAL CHARGES: Extension bridges, removals, renovation, moves, additions, and any other changes in the Equipment shall be undertaken exclusively by IPC Information Systems, Inc., its agents, servants, and employees. Charges for labor, parts, and materials relating thereto shall be at IPC Information Systems, Inc.'s rates then prevailing and shall be paid for in addition to any sums due under any other paragraph of this agreement.

     8. PARTIAL INVALIDITY: In the event that any provision hereof is held to be illegal, invalid or unenforceable, such provisions shall be deemed to be separate from all of the other provisions hereof and all of such other provisions shall remain in full force and effect as if such illegal, invalid or unenforceable provisions were not a part hereof.

     9. REMEDIES: Subscriber shall pay IPC Information Systems, Inc. all costs and expenses, (including reasonable attorney's fees to the extent permitted by law) incurred by IPC Information Systems, Inc. in enforcing the provisions hereof or in exercising any of the rights and remedies hereunder.

     10. ENTIRE AGREEMENT: This agreement supersedes all proposals, negotiations, prior agreements and understandings, and constitutes the entire maintenance agreement between IPC Information Systems, Inc. and Subscriber with respect to the Equipment covered by this agreement. No representation or statement not expressed herein shall be binding upon IPC Information Systems, Inc. and this agreement may be changed or amended only by an instrument in writing signed by both parties.

     11.  Delinquent payments shall bear interest at the rate of 2% per month.


IXNET                                   IPC INFORMATION SYSTEMS, INC.
-----------------------------           -----------------------------
(Subscriber)

88 Pine Street                          88 Pine Street
-----------------------------           -----------------------------
(Address)                               (Address)

New York, NY 10005                      New York, NY 10005
-----------------------------           -----------------------------
(City, State, Zip)                      (City, State, Zip)

By                                      By
-----------------------------           -----------------------------
(Authorized Signature)                  (Authorized Signature)


                                        -----------------------------
(Print Name)                            (Print Name)


                                        -----------------------------
(Title)                                 (Title)